Exhibit 99.1

MAX CAPITAL GROUP LTD. REPORTS FIRST-QUARTER FINANCIAL RESULTS

HAMILTON, BERMUDA, May 7, 2007—Max Capital Group Ltd. (NASDAQ: MXGL; BSX: MXGL BH) today reported net income for the three months ended March 31, 2007, of $80.0 million, or $1.24 per diluted share, compared to net income of $75.3 million, or $1.19 per diluted share, for the three months ended March 31, 2006. Net operating income, which represents net income adjusted for net realized gains and losses on sales of fixed maturities, for the three months ended March 31, 2007, was $81.0 million, or $1.26 per diluted share, compared with net operating income of $76.9 million, or $1.21 per diluted share, for the three months ended March 31, 2006.

W. Marston Becker, Chairman and Chief Executive Officer of Max Capital, said: “Our solid underwriting results, coupled with strong investment returns, have provided a great start to 2007. We continue to emphasize balance and diversification in our underwriting, which we believe will result in consistent positive returns over time. While our first quarter 2007 gross premium written is lower than the same period in 2006, it is in line with our 2007 budgeted production. I am also pleased to note that subsequent to March 31, 2007, as previously announced, we completed the establishment of our U.S.-based excess and surplus lines platform, Max Specialty Insurance Company, and have commenced underwriting excess and surplus lines business in niche markets.”

Gross premiums written for the three months ended March 31, 2007 were $213.6 million, of which $213.0 million came from property and casualty underwriting and $0.6 million from life and annuity underwriting, compared to $255.9 million, of which $255.1 million came from property and casualty underwriting and $0.8 million from life and annuity underwriting, for the three months ended March 31, 2006. Gross premiums written include neither any new life and annuity reinsurance premiums nor any premiums for our recently established excess and surplus lines business. Reinsurance and insurance products accounted for 63.4% and 36.6%, respectively, of property and casualty gross premiums written in the three months ended March 31, 2007, compared to 72.5% and 27.5%, respectively, of property and casualty gross premiums written for the three months ended March 31, 2006. Net premiums earned for the three months ended March 31, 2007 were $139.4 million compared to $159.8 million for the same period of 2006. The decline in net premiums earned for the three months ended March 31, 2007, principally reflects the increase in our use of reinsurance in order to manage our net exposure retained.

Net investment income for the three months ended March 31, 2007, increased to $42.8 million from $34.0 million for the same period in 2006. The increase is principally attributable to a year-over-year increase in cash and fixed maturities balances and higher yields on fixed-maturity investments. Net gains on alternative investments for the three months ended March 31, 2007, were $54.1 million, or a 4.8% rate of return, compared to net gains on alternative investments of $54.9 million, or a 4.4% rate of return, for the same period of 2006. Invested assets were $4.8 billion as of March 31, 2007, with an allocation of 76.7% to cash and fixed maturities and 23.3% to alternative investments.

Total revenue for the three months ended March 31, 2007, decreased 4.8% to $235.6 million, compared to $247.5 million for the same period in 2006. The decline in revenue in the three months to March 31, 2007, is principally attributable to the 12.7% decrease in net premiums earned over the same period in 2006, partially offset by the increase in net investment income.

Losses and benefits were $107.0 million for the three months ended March 31, 2007, compared to $125.6 million for the same period in 2006. The decrease in losses and benefits for the three months ended March 31, 2007, is principally attributable to the decrease in premiums earned. There were no significant changes in prior-period reserves during the three months ended March 31, 2007.

Acquisition costs for the three months ended March 31, 2007, were $14.9 million compared to $21.5 million for the same period in 2006. The decrease reflects the lower net premiums earned in 2007 compared to 2006.

Interest expense for the three months ended March 31, 2007, was $8.1 million compared to $3.3 million for the same period in 2006, principally attributable to interest crediting rates on funds withheld balances, which are based on the total return of two fixed income indices. The total return was positive in the three months ended March 31, 2007, compared to a negative return for the three months ended March 31, 2006.

General and administrative expenses for the three months ended March 31, 2007, were $25.4 million compared to $21.8 million for the same period in 2006. The increase in general and administrative expenses for the three months ended March 31, 2007, principally reflects start-up costs associated with our newly launched U.S.-based excess and surplus lines operations.

Shareholders’ equity was $1,448.1 million at March 31, 2007. Book value per share at March 31, 2007 was $24.01 per share, compared to $23.06 at December 31, 2006. Annualized return on average shareholders’ equity for the three months ended March 31, 2007, was 22.5%.

During the three months ended March 31, 2007, Max Capital repurchased 795,100 common shares at an average price per share of $24.69 under the board-approved share repurchase plan. On May 4, 2007, Max Capital’s Board of Directors approved an increase in the share repurchase plan, increasing the dollar value of shares that may be repurchased to $50.0 million from the $16.4 million remaining under the previous share repurchase authorization.

Certain non-GAAP financial measures that are included in this press release are defined in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

Max Capital Group Ltd., through its operating subsidiaries, provides specialty insurance and reinsurance products to corporations, public entities, property and casualty insurers and life and health insurers.

This release includes statements about future expectations, plans and prospects of the Company that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements, including the risk that the SEC’s view of the conclusions reached by the Audit and Risk Management Committee of the Company’s Board of Directors in connection with the internal review of three finite risk retrocessional contracts written in 2001 and 2003, which caused the Company to restate its audited financial statements for the years ended December 31, 2005, 2004, 2003, 2002 and 2001 and unaudited financial statements for the periods ended March 31, 2006, and June 30, 2006, may differ, perhaps materially, and result in material changes to information contained in the Company’s past SEC filings, including financial statements and financial information. For further information regarding cautionary statements and factors affecting future results, please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and other documents filed by the Company with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement whether as a result of new information, future developments or otherwise.

Contacts
N. James Tees	Roy Winnick
Executive Vice President	Kekst and Company
jim.tees@maxcapgroup.com	roy-winnick@kekst.com
1-441-296-8800	1-212-521-4842

(tables follow)

MAX CAPITAL GROUP LTD.

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	March 31, 2007	December 31, 2006
	(Unaudited)
ASSETS
Cash and cash equivalents	$358,037	$441,895
Fixed maturities, available for sale at fair value	3,285,414	3,028,108
Alternative investments, at fair value	1,107,890	1,065,874
Accrued interest income	38,142	38,922
Premiums receivable	417,295	390,889
Losses and benefits recoverable from reinsurers	569,682	538,009
Funds withheld	14,498	15,385
Deferred acquisition costs	51,742	49,064
Prepaid reinsurance premiums	118,533	104,443
Receivable for securities redeemed	17,798	136,563
Other assets	42,938	39,832

Total assets	$6,021,969	$5,848,984

LIABILITIES
Property and casualty losses	$2,421,616	$2,335,109
Life and annuity benefits	882,830	895,560
Deposit liabilities	204,618	204,389
Funds withheld from reinsurers	254,880	254,723
Unearned property and casualty premiums	448,293	436,476
Reinsurance balances payable	86,230	79,506
Accounts payable and accrued expenses	40,389	103,160
Bank loan	235,000	150,000

Total liabilities	4,573,856	4,458,923

SHAREHOLDERS’ EQUITY
Preferred shares (par value $1.00) 20,000,000 shares authorized; no shares issued or outstanding	—	—
Common shares (par value $1.00) 200,000,000 shares authorized; 60,305,517 (2006—60,276,560) shares issued and outstanding	60,306	60,277
Additional paid-in capital	949,257	950,862
Unearned stock grant compensation	(29,303)	(17,570)
Accumulated other comprehensive loss	(26,044)	(21,688)
Retained earnings	493,897	418,180

Total shareholders’ equity	1,448,113	1,390,061

Total liabilities and shareholders’ equity	$6,021,969	$5,848,984

Book Value Per Share	$24.01	$23.06

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except shares and per share amounts)

	Three Months Ended March 31
	2007	2006
REVENUES
Gross premiums written	$213,598	$255,924
Reinsurance premiums ceded	(76,208)	(57,762)

Net premiums written	$137,390	$198,162

Earned premiums	$201,492	$206,126
Earned premiums ceded	(62,070)	(46,369)

Net premiums earned	139,422	159,757

Net investment income	42,817	34,029
Net gains on alternative investments	54,112	54,859
Net realized losses on sale of fixed maturities	(1,043)	(1,676)
Other income	174	500

Total revenues	235,482	247,469

LOSSES AND EXPENSES
Losses and benefits	107,015	125,599
Acquisition costs	14,926	21,543
Interest expense	8,107	3,295
General and administrative expenses	25,441	21,759

Total losses and expenses	155,489	172,196

NET INCOME	79,993	75,273

Change in net unrealized appreciation of fixed maturities	(4,740)	(50,069)
Foreign currency translation adjustment	384	1,098

COMPREHENSIVE INCOME	$75,637	$26,302

Basic earnings per share	$1.32	$1.27

Diluted earnings per share	$1.24	$1.19

Diluted net operating earnings per share	$1.26	$1.21

Weighted average shares outstanding—basic	60,799,481	59,104,352

Weighted average shares outstanding—diluted	64,491,168	63,516,268

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31,
	2007	2006
Preferred shares
Balance, beginning of period	$—	$—

Balance, end of period	—	—

Common shares
Balance, beginning of period	60,277	58,829
Issue of shares	824	544
Repurchase of shares	(795)	—

Balance, end of period	60,306	59,373

Additional paid-in capital
Balance, beginning of period	950,862	921,384
Issue of common shares	16,544	12,529
Stock option expense	689	278
Repurchase of shares	(18,838)	—

Balance, end of period	949,257	934,191

Loans receivable from common share sales
Balance, beginning of period	—	(465)
Loans repaid	—	165

Balance, end of period	—	(300)

Unearned stock grant compensation
Balance, beginning of period	(17,570)	(14,574)
Stock grants awarded	(15,734)	(12,596)
Amortization	4,001	3,096

Balance, end of period	(29,303)	(24,074)

Accumulated other comprehensive income (loss)
Balance, beginning of period	(21,688)	4,981
Holding losses on fixed maturities arising in period	(5,783)	(51,745)
Net realized losses included in net income	1,043	1,676
Currency translation adjustments	384	1,098

Balance, end of period	(26,044)	(43,990)

Retained earnings
Balance, beginning of period	418,180	215,565
Net income	79,993	75,273
Dividends paid	(4,276)	(2,969)

Balance, end of period	493,897	287,869

Total shareholders’ equity	$1,448,113	$1,213,069

MAX CAPITAL GROUP LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Three Months Ended March 31
	2007	2006
OPERATING ACTIVITIES
Net income	$79,993	$75,273
Adjustments to reconcile net income to net cash from operating activities:
Stock based compensation	4,691	3,374
Amortization of premium on fixed maturities	1,298	1,864
Accretion of deposit liabilities	1,584	1,013
Net realized losses on sale of fixed maturities	1,043	1,676
Alternative investments	(42,053)	(40,091)
Accrued interest income	780	1,072
Premiums receivable	(26,406)	(18,548)
Losses and benefits recoverable from reinsurers	(31,673)	(13,676)
Funds withheld	887	294
Deferred acquisition costs	(2,678)	(7,696)
Prepaid reinsurance premiums	(14,090)	(11,669)
Receivable for securities redeemed	118,765	4,534
Other assets	(3,106)	(2,562)
Property and casualty losses	86,507	81,033
Life and annuity benefits	(12,730)	(582)
Funds withheld from reinsurers	157	(15,404)
Unearned property and casualty premiums	11,817	50,720
Reinsurance balances payable	6,724	(5,181)
Accounts payable and accrued expenses	(62,771)	10,614

Cash provided by operating activities	118,739	116,058

INVESTING ACTIVITIES
Purchases of fixed maturities	(469,761)	(211,424)
Sales of fixed maturities	81,531	113,290
Redemptions of fixed maturities	123,880	31,570

Cash used in investing activities	(264,350)	(66,564)

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	1,633	477
Repurchase of common shares	(19,633)	—
Proceeds from bank loan	85,000	—
Dividends	(4,276)	(2,969)
Additions to deposit liabilities	239	4,524
Payment of deposit liabilities	(1,594)	(30,034)
Notes and loans repaid	—	165

Cash provided by (used in) financing activities	61,369	(27,837)

Effect of exchange rate on cash	384	1,098
Net (decrease) increase in cash and cash equivalents	(83,858)	22,755
Cash and cash equivalents, beginning of period	441,895	314,031

CASH AND CASH EQUIVALENTS, END OF PERIOD	$358,037	$336,786

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $3,411 and $2,716 for the three months ended March 31, 2007 and 2006, respectively.
No corporate taxes were paid during the three months ended March 31, 2007 and 2006.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL DATA—THREE MONTHS TO MARCH 31, 2007 (Unaudited)

Quarter Segment Information: (in 000’s US$)	Property & Casualty			Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	Total	Reinsurance
Gross premiums written	$135,014	$78,034	$213,048	$550	$—	$213,598
Reinsurance premiums ceded	(23,549)	(52,549)	(76,098)	(110)	—	(76,208)

Net premiums written	$111,465	$25,485	$136,950	$440	$—	$137,390

Earned premiums	$98,896	$102,046	$200,942	$550	$—	$201,492
Earned premiums ceded	(10,476)	(51,484)	(61,960)	(110)	—	(62,070)

Net premiums earned	88,420	50,562	138,982	440	—	139,422
Net investment income	10,735	3,944	14,679	7,356	20,782	42,817
Net gains on alternative investments	16,422	4,375	20,797	17,496	15,819	54,112
Net realized losses on sales of fixed maturities	—	—	—	—	(1,043)	(1,043)
Other income	—	—	—	—	174	174

Total revenues	115,577	58,881	174,458	25,292	35,732	235,482
Losses and benefits	59,764	36,834	96,598	10,417	—	107,015
Acquisition costs	15,256	(591)	14,665	261	—	14,926
Interest expense	3,031	—	3,031	1,664	3,412	8,107
General and administrative expenses	7,270	4,384	11,654	711	13,076	25,441

Total losses and expenses	85,321	40,627	125,948	13,053	16,488	155,489

Net income	$30,256	$18,254	$48,510	$12,239	$19,244	$79,993

Loss Ratio (a)	67.6%	72.8%	69.5%
Combined Ratio (b)	93.1%	80.4%	88.4%

SCHEDULE OF SUPPLEMENTAL DATA—THREE MONTHS TO MARCH 31, 2006 (Unaudited)

Quarter Segment Information: (in 000’s US$)	Property & Casualty			Life & Annuity	Corporate	Consolidated
	Reinsurance	Insurance	Total	Reinsurance
Gross premiums written	$184,983	$70,166	$255,149	$775	$—	$255,924
Reinsurance premiums ceded	(16,059)	(41,548)	(57,607)	(155)	—	(57,762)

Net premiums written	$168,924	$28,618	$197,542	$620	$—	$198,162

Earned premiums	$117,034	$88,317	$205,351	$775	$—	$206,126
Earned premiums ceded	(7,916)	(38,298)	(46,214)	(155)	—	(46,369)

Net premiums earned	109,118	50,019	159,137	620	—	159,757
Net investment income	8,452	3,365	11,817	7,497	14,715	34,029
Net gains on alternative investments	13,059	3,923	16,982	15,657	22,220	54,859
Net realized gains on sales of fixed maturities	—	—	—	—	(1,676)	(1,676)
Other income	—	—	—	—	500	500

Total revenues	130,629	57,307	187,936	23,774	35,759	247,469
Losses and benefits	77,447	37,109	114,556	11,043	—	125,599
Acquisition costs	20,831	453	21,284	259	—	21,543
Interest expense	(540)	—	(540)	1,075	2,760	3,295
General and administrative expenses	5,761	3,690	9,451	644	11,664	21,759

Total losses and expenses	103,499	41,252	144,751	13,021	14,424	172,196

Net income	$27,130	$16,055	$43,185	$10,753	$21,335	$75,273

Loss Ratio (a)	71.0%	74.2%	72.0%
Combined Ratio (b)	95.3%	82.5%	91.3%

(a)	The loss ratio is calculated by dividing losses and benefits by net premiums earned.
(b)	The combined ratio is calculated by dividing the sum of losses and benefits, acquisition costs and general and administrative expenses by net premiums earned.

MAX CAPITAL GROUP LTD.

SCHEDULE OF SUPPLEMENTAL DATA—THREE MONTHS TO MARCH 31, 2007 (Unaudited)

	Three months to March 31, 2007		Three months to March 31, 2006
	Gross Premiums Written*	Percentage of Total Premiums Written	Gross Premiums Written*	Percentage of Total Premiums Written
Gross Premiums Written by Type of Risk:
Property and Casualty Reinsurance:
Accident & Health	$—	0.0%	$6,333	2.5%
Aviation	8,131	3.8%	13,415	5.2%
Excess Liability	6,330	3.0%	30,255	11.8%
Medical Malpractice	21,286	9.9%	23,834	9.3%
Other	390	0.2%	3,413	1.4%
Professional Liability	9,340	4.4%	14,868	5.8%
Property, Marine & Energy	65,528	30.7%	40,486	15.8%
Whole Account	5,880	2.7%	30,175	11.8%
Workers’ Compensation	18,129	8.5%	22,204	8.7%

	135,014	63.2%	184,983	72.3%
Property and Casualty Insurance:
Aviation	4,048	1.9%	1,932	0.8%
Excess Liability	38,199	17.9%	36,494	14.2%
Professional Liability	25,359	11.8%	22,834	8.9%
Property	10,428	4.9%	8,906	3.5%

	78,034	36.5%	70,166	27.4%

Aggregate Property and Casualty	$213,048	99.7%	$255,149	99.7%

Life & Annuity:
Annuity	$—	0.0%	$—	0.0%
Health	—	0.0%	—	0.0%
Life	550	0.3%	775	0.3%

Aggregate Life & Annuity	550	0.3%	775	0.3%

Aggregate P&C and Life & Annuity	$213,598	100.0%	$255,924	100.0%

			Periodic Rate of Return
	Fair Value*	Investment %’s	Last 3 Months	Year to Date	Last 60 months**
Selected Investment Return Data:
Cash and Fixed Maturities	$3,643,451	76.7%	1.18%	1.18%	5.00%

Commodity Trading Advisers	$27,580	0.6%	-0.64%	-0.64%	5.69%
Distressed Securities	216,658	4.5%	5.05%	5.05%	19.43%
Diversified Arbitrage	173,802	3.7%	4.56%	4.56%	7.17%
Emerging Markets	113,166	2.4%	4.65%	4.65%	15.81%
Event-Driven Arbitrage	169,005	3.5%	9.55%	9.55%	13.20%
Fixed Income Arbitrage	26,674	0.6%	3.97%	3.97%	7.18%
Global Macro	62,093	1.3%	2.73%	2.73%	9.73%
Long / Short Credit	83,908	1.8%	3.94%	3.94%	12.71%
Long / Short Equity	201,106	4.2%	5.16%	5.16%	7.17%
Opportunistic	31,254	0.6%	6.27%	6.27%	17.32%

MDS	1,105,246	23.2%	4.75%	4.75%	9.44%
Reinsurance Private Equity	2,644	0.1%	6.05%	6.05%	-1.68%

Alternative Investments	$1,107,890	23.3%	4.75%	4.75%	8.89%

Total Investments	$4,751,341	100.0%	2.07%	2.07%	6.27%

*	Expressed in thousands of United States Dollars
**	Annualized

# # #